UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                     ---------------------------------------


                                    FORM 8-K

                     ---------------------------------------



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 28, 2001


                            PRIME GROUP REALTY TRUST
             (Exact name of registrant as specified in its charter)


MARYLAND_______________________________1-13589_________________36-4173047_____
(State or other jurisdiction of    (Commission File        (I.R.S. Employer
incorporation)                           Number)           Identification No.)


77 West Wacker Drive, Suite 3900, Chicago, Illinois______________60601________
      (Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number, including area code: (312)917-1300

                                 NOT APPLICABLE
                       (Former name or former address, if
                          changed since last report.)

ITEM 5. OTHER EVENTS.

     On or about November 28, 2001, after the filing of this Form 8-K, Prime Group Realty Trust, (the "Registrant") intends to make available additional financial and operational information concerning the Registrant and properties owned by it or its' affiliates as of September 30, 2001, in the form of a Supplemental Information Package, a copy of which is included as an exhibit to this filing. The Supplemental Information Package is available on the Registrant's Internet site (www.pgrt.com). The supplemental package is also available upon request as specified therein.


                                            SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  November 28, 2001                    PRIME GROUP REALTY TRUST

                                            By: /s/Louis G. Conforti

                                            Louis G. Conforti
                                            Co-President and
                                            Chief Financial Officer

                      [LOGO FOR PRIME GROUP REALTY TRUST]

                               THIRD QUARTER 2001

                  For the nine months ended September 30, 2001

                Supplemental Financial and Operating Statistics

                              [PHOTO APPEARS HERE]

This Supplemental Financial and Operating Statistics is not an offer to sell or a solicitation to buy any securities of the Company. Any offers to sell or solicitations to buy any securities of the Company shall be made by means of a prospectus.

Certain statements in this release regarding anticipated operating results and time are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes the statements and projections are based upon reasonable assumptions, actual results may differ from those projected. Key factors that could cause actual results to differ materially include economic downturns, successful and timely completion of acquisitions, renovations and development programs, leasing activities and other risks associated with the commercial real estate business, and as detailed in the Company's filings from time to time with the Securities and Exchange Commission.

                      [LOGO FOR PRIME GROUP REALTY TRUST]

                                     Table of Contents

Company Overview                                                            Page
    Corporate Profile                                                         2
    Board of Trustees and Executive Officers                                  3

Quarterly and Year-to-Date Financial and Operating Results
    Third Quarter Highlights                                                  4
    Consolidated Statements of Income -  Three Months                         5
    Consolidated Reconciliation of Net Income to FFO - Three Months           6
    Consolidated Statements of Income -  Nine Months                          7
    Consolidated Reconciliation of Net Income to FFO - Nine Months            8
    Consolidated Balance Sheets                                               9
    Funds from Operations                                                    10
    Leasing Activity Analysis                                                11
    Same Store Leasing Analysis                                              12
    Development Projects                                                     13

Indebtedness/Capital Information
    Indebtedness Activity                                                    14
    Capital Events                                                           15
    Market Capitalization                                                    16
    Indebtedness Schedule                                                    17
    Indebtedness Allocation Graphs                                           18
    Interest Rate Hedge Agreements                                           19
    Indebtedness Maturities                                                  20
    Indebtedness Maturities with Extension Options                           21

Portfolio Information
    Square Feet of Office and Industrial Properties Owned
       and Joint Venture Development Interests                               22
    Property Summary                                                         23
    Office Lease Expiration Schedule                                         25
    Industrial Lease Expiration Schedule                                     26
    Largest Office Tenants by Annualized Base Rent                           27
    Largest Office Tenants by Percentage of Square Footage in Portfolio      28
    Largest Industrial Tenants by Annualized Base Rent                       29
    Largest Industrial Tenants by Percentage of Square Footage in Portfolio  30
    Tenants by Standard Industrial Classification (SIC)                      31

Investor Relations Information                                               32

                      [LOGO FOR PRIME GROUP REALTY TRUST]


                                Corporate Profile

     Prime Group Realty Trust is a fully-integrated, self-administered, and self-managed real estate investment trust (REIT) that owns, manages, leases, develops, and redevelops office and industrial real estate primarily in metropolitan Chicago. As of September 30, 2001, the company's portfolio consists of 26 office properties containing an aggregate of 9.1 million net rentable square feet and 30 industrial properties containing an aggregate of 3.9 million net rentable square feet. The portfolio also includes 234.3 acres of developable land, and rights to acquire an additional 135.0 additional acres of developable land which management believes could be developed with approximately 7.2 million rentable square feet of office and industrial space. The Company has an equity ownership interest in three development joint ventures including the 1.5 million square foot Dearborn Center in downtown Chicago.

     Prime Group Realty Trust is one of the largest owners of office and industrial properties in the metropolitan Chicago. Our management team has extensive experience in all aspects of the real estate industry, including construction and development. Our attention is firmly focused on the Chicago market, and our strengths as local real estate experts allow us to identify opportunities whether through development, redevelopment or value-added acquisitions.

     In terms of net rentable square feet, 89.0% of our office properties and all of our industrial properties are located in metropolitan Chicago in prime business locations within vibrant submarkets. The properties located in metropolitan Chicago accounted for approximately 92.0% of our total rental and tenant reimbursement revenue for the nine months ended September 30, 2001. Our remaining office properties are located in Cleveland, Phoenix, and Knoxville.

     Prime Group Realty Trust has taken a multi-faceted approach to maximize shareholder value by pursuing strategic business alternatives, completing our development initiatives, and delivering strong property-level performance through leasing efforts and increased rental rates.

     We intend to continue to access multiple sources of capital to fund future acquisition and development activities. These capital sources include undistributed cash flow as well as proceeds from property financings, joint venture arrangements, property sales, the issuance and sale of debt and/or equity securities, and other bank and/or institutional borrowings.

                      [LOGO FOR PRIME GROUP REALTY TRUST]


                           Board of Trustees

Richard S. Curto
Chief Executive Officer, Prime Group Realty Trust
Jacque M. Ducharme
President, Julien J. Studley, Inc.
Stephen J. Nardi
Vice-Chairman of the Board, Prime Group Realty Trust
Christopher J. Nassetta
President and Chief Executive Officer, Host Marriott
Corporation
Michael W. Reschke
Chairman of the Board, Prime Group Realty Trust
The Honorable Governor James R. Thompson
Partner and Chairman of the Executive Committee, Winston & Strawn

                          Executive Officers

Michael W. Reschke
Chairman of the Board
Richard S. Curto
Chief Executive Officer
Louis G. Conforti
Co-President and Chief Financial Officer
Jeffrey A. Patterson
Co-President and Chief Investment Officer
James F. Hoffman
Executive Vice-President, General Counsel and Secretary

                      [LOGO FOR PRIME GROUP REALTY TRUST]


                          Third Quarter 2001 Highlights

Diluted FFO per share, excluding non-operating charges, for the third quarter was $0.42, an increase of 16.7% from the $0.36 per diluted share reported for the second quarter of 2001 and a decrease of 12.5% from the $0.48 per diluted share reported for the third quarter 2000. On a cash basis, excluding non-operating charges, diluted FFO per share for the third quarter was $0.37, an increase of 5.7% from the $0.35 per diluted share reported for the second quarter of 2001 and a decrease of 5.1% from the $0.39 per diluted share reported for the third quarter of 2000.

The Company realized "same-store" growth in property-level net operating income of 3.9% for the 10.6 million square feet of office and industrial properties that were owned during the third quarters of both 2000 and 2001.

During the quarter, the Company signed 16 new leases totaling 103,820 square feet and renewed 18 leases totaling 293,765 square feet. Lease renewals averaged a 10.6% increase over prior net rents.

Consolidated Statements of Income
(000's omitted, except per share data)
(Unaudited)

                                                           Three Months ended
                                                                September 30
                                                             2001        2000
                                                        ------------------------
Revenue
Rental                                                     $ 32,616    $ 34,511
Tenant reimbursements                                        18,199      17,387
Other property revenues                                       2,047       2,097
Mortgage note interest                                            -         726
Services Company revenues                                     1,968           -
Interest income and other                                       668       2,747
                                                        ------------------------
Total revenue                                                55,498      57,468
Expenses
Property operations                                          14,976      14,574
Real estate taxes                                             9,644       8,980
Depreciation and amortization                                10,493       9,722
Interest                                                     12,897      15,327
General and administrative                                    2,224       2,402
Services Company operating expenses                           1,823           -
Provision for asset impairment                                4,574           -
Strategic alternative costs                                   1,181           -
                                                        ------------------------
Total expenses                                               57,812      51,005

(Loss) income before (loss) gain on sales of real
  estate, minority interests and extraordinary items         (2,314)      6,463
(Loss) gain on sales of real estate, net                     (2,444)      8,302
                                                        ------------------------
(Loss) income before minority interests and
  extraordinary items                                        (4,758)     14,765
Minority interests                                            3,186      (4,857)
                                                        ------------------------
(Loss) income before extraordinary items                     (1,572)      9,908
Extraordinary items: loss on extinguishment of debt,
  net of minority interests of $604 in 2000                       -        (857)
                                                        ------------------------
Net (loss) income                                            (1,572)      9,051
Net income allocated to preferred shareholders               (3,036)     (3,036)
                                                        ------------------------
Net (loss) income available to common shareholders         $ (4,608)     $ 6,015
                                                        ========================
Net (loss) income available per weighted-average
  common share of beneficial interest -                     $ (0.29)      $ 0.39
  basic and diluted                                     ========================

Consolidated Reconciliation of Net Income to FFO
(000's omitted, except per share data)
(Unaudited)

                                                             Three Months ended
                                                                September 30
                                                              2001       2000
                                                         ----------------------

Net (loss) income allocated to common shareholders         $ (4,608)   $ 6,015
Adjustments to reconcile to Funds from Operations:
  Real estate depreciation and amortization                   9,532      8,302
  Amortization of costs for leases assumed                      193        206
  Joint venture adjustments                                     838        865
  Adjustment for sale of operating property                   2,444     (8,302)
  Extraordinary loss on extinguishment of debt                    -        857
  Minority interests                                         (3,186)     4,857
                                                         ----------------------
Funds from Operations, including straight-line
  rental revenue                                              5,213     12,800

   Straight-line rental revenue                              (1,199)    (2,289)
   Straight-line rental revenue from joint venture             (109)      (158)
                                                         ----------------------
Funds from Operations,
   excluding straight-line rental revenue                   $ 3,905   $ 10,353
                                                         ======================

Funds from Operations per common share
   of beneficial interest, including straight-line rental revenue:

        Basic                                                $ 0.20     $ 0.49
                                                         ======================
        Diluted(1)                                           $ 0.20     $ 0.48
                                                         ======================

Funds from Operations per common share
   of beneficial interest, excluding straight-line rental revenue:

        Basic                                                $ 0.15     $ 0.39
                                                         ======================
        Diluted(1)                                           $ 0.15     $ 0.39
                                                         ======================

Weighted average shares of beneficial interest:

        Basic                                                26,416     26,361
                                                         ======================
        Diluted(2)                                           26,423     28,560
                                                         ======================

(1) Assumes conversion of Series A Cumulative Convertible Preferred Shares into common shares and an add back to FFO of the related dividend of $786 in 2000. The 2,000 Series A Cumulative Convertible Preferred shares are antidilutive in 2001.

(2) The weighted average shares of beneficial interest in 2001 used in the computation of FFO excludes the 2,000 Series A Cumulative Convertible Preferred Shares as such shares are antidilutive.


Consolidated Statements of Income
(000's omitted, except per share data)
(Unaudited)

                                                                Nine Months ended
                                                                  September 30
                                                                2001         2000
                                                          --------------------------
Revenue
Rental                                                        $ 97,541    $ 101,319
Tenant reimbursements                                           53,389       49,475
Other property revenues                                          6,245        6,239
Mortgage note interest                                               -        4,864
Services Company revenues                                        5,656            -
Interest income and other                                        3,423        5,869
                                                          --------------------------
Total revenue                                                  166,254      167,766
Expenses
Property operations                                             42,716       38,968
Real estate taxes                                               30,820       30,159
Depreciation and amortization                                   31,474       28,788
Interest                                                        39,632       42,458
General and administrative                                       6,865        6,861
Services Company operating expenses                              5,478            -
Provision for asset impairment                                   6,074            -
Strategic alternative costs                                      1,982            -
                                                          --------------------------
Total expenses                                                 165,041      147,234

Income before gain on sales of real estate,
   minority interests, extraordinary items, and
   cumulative effect of change in accounting principles          1,213       20,532
Gain on sales of real estate, net                                  292        5,717
                                                          --------------------------
Income before minority interests, extraordinary items,
   and cumulative effect of change in accounting
   principles                                                    1,505       26,249
Minority interests                                               3,145       (7,050)
                                                          --------------------------
Income before extraordinary items and cumulative effect
   of change in accounting principles                            4,650       19,199
Extraordinary items:  loss on extinguishment of debt,
   net of minority interests of $246 in 2001 and $900
   in 2000                                                        (360)      (1,265)
                                                          --------------------------
Income before cumulative effect of change in
    accounting principles                                        4,290       17,934
Cumulative effect of change in accounting
    principles, net of minority interests of $218
    in 2001 and $1,140 in 2000                                    (321)      (1,843)
                                                          --------------------------
Net income                                                       3,969       16,091
Net income allocated to preferred shareholders                  (9,109)      (9,110)
                                                          --------------------------
Net (loss) income available to common shareholders            $ (5,140)     $ 6,981
                                                          ==========================
Net (loss) income available per weighted-average
  common share of beneficial interest - basic and diluted      $ (0.33)      $ 0.45
                                                          ==========================



Consolidated Reconciliation of Net Income to FFO
(000's omitted, except per share data)
(Unaudited)

                                                             Nine Months ended
                                                               September 30
                                                              2001       2000
                                                         ----------------------
Net (loss) income allocated to common
  shareholders                                             $ (5,140)   $ 6,981
Adjustments to reconcile to
  Funds from Operations:
    Real estate depreciation and amortization                28,222     25,003
    Amortization of costs for leases assumed                    585        623
    Joint venture adjustments                                 2,509      2,590
    Adjustment for provision for asset impairment             1,500          -
    Adjustment for sale of operating property                   113     (3,834)
    Extraordinary loss on extinguishment of debt                360      1,265
    Minority interests                                       (3,145)     7,050
    Cumulative effect of change in accounting principles        321      1,843
                                                         ----------------------
Funds from Operations, including straight-line
  rental revenue                                              25,325     41,521

   Straight-line rental revenue                              (3,749)    (6,875)
   Straight-line rental revenue from joint venture             (423)      (474)
                                                         ----------------------
Funds from Operations,
  excluding straight-line rental revenue                   $ 21,153   $ 34,172
                                                         ======================
Funds from Operations per common share
  of beneficial interest, including straight-line rental revenue:

        Basic                                                $ 0.96     $ 1.58
                                                         ======================

        Diluted(1)                                           $ 0.96     $ 1.55
                                                         ======================

Funds from Operations per common share
  of beneficial interest, excluding straight-line rental revenue:

        Basic                                                $ 0.80     $ 1.30
                                                         ======================

        Diluted(1)                                           $ 0.80     $ 1.29
                                                         ======================


Weighted average shares of beneficial interest:

        Basic                                                26,411     26,267
                                                         ======================

        Diluted(2)                                           26,439     28,394
                                                         ======================


(1) Assumes conversion of Series A Cumulative Convertible Preferred Shares into common shares and an add back to FFO of the related dividend of $2,360 in 2000. The 2,000 Series A Cumulative Convertible Preferred Shares are antidilutive in 2001.

(2) The weighted average shares of beneficial interest in 2001 used in the computation of FFO excludes the 2,000 Series A Cumulative Convertible Preferred Shares as such shares are antidilutive.


Consolidated Balance Sheets
(000's omitted, except share data)
(Unaudited)
                                                                    September 30, December 31,
Assets                                                                  2001         2000
                                                                    -------------------------
Real estate, at cost:
   Land                                                                $ 193,191   $ 192,156
   Building and improvements                                             919,393     916,009
   Tenant improvements                                                    75,503      62,810
   Furniture, fixtures, and equipment                                     10,060       9,231
                                                                    -------------------------
                                                                       1,198,147   1,180,206
   Accumulated depreciation                                              (89,018)    (61,855)
                                                                    -------------------------
                                                                       1,109,129   1,118,351
   Property under development                                            185,897     102,413
   Property held for sale                                                      -      22,737
                                                                    -------------------------
                                                                       1,295,026   1,243,501
Investments in unconsolidated entities                                    34,387      31,907
Cash and cash equivalents                                                 19,418      25,268
Receivables, net of allowance of $1,381 and $2,837 at
  September 30, 2001 and December 31, 2000, respectively:
    Tenant                                                                 3,918       6,153
    Deferred rent                                                         20,518      16,888
    Other                                                                  4,135      13,267
Restricted cash escrows                                                   88,898      61,159
Deferred costs, net                                                       42,328      37,992
Other                                                                      6,698       2,958
                                                                    -------------------------
Total assets                                                         $ 1,515,326 $ 1,439,093
                                                                    =========================

Liabilities and Shareholders' Equity
Mortgage notes payable                                                 $ 771,375   $ 742,021
Bonds payable                                                             57,150      57,150
Construction financing                                                    78,805           -
Accrued interest payable                                                   8,340       4,353
Accrued real estate taxes                                                 46,960      39,319
Accounts payable and accrued expenses                                     27,698      38,272
Construction costs payable, including retention of
  $6,031 and $2,812 at September 30, 2001 and
  December 31, 2000, respectively                                         22,338      19,168
Liabilities for leases assumed                                             9,045       2,228
Dividends payable                                                          8,269       8,254
Deferred hedge liability                                                   7,156           -
Other                                                                     10,834      13,359
                                                                    -------------------------
Total liabilities                                                      1,047,970     924,124
Commitments and contingencies                                                  -           -
Minority interests:
   Operating Partnership                                                 136,274     151,206
   Other                                                                   2,000       2,000
Series A - Cumulative Convertible Preferred Shares, 2,000,000
  shares designated, issued and outstanding at September 30, 2001
  and December 31, 2000, respectively                                     39,959     39,850
Shareholders' equity:
   Preferred Shares, $0.01 par value;  30,000,000 shares authorized:
     Series B - Cumulative Redeemable Preferred Shares, 4,000,000
     shares designated, issued and  outstanding  at
     September  30, 2001 and  December  31, 2000, respectively                40         40
   Common  Shares, $0.01 par value; 100,000,000 shares authorized;
     15,703,158 and 15,599,518 shares issued and outstanding at
     September 30, 2001 and December 31, 2000, respectively                  157         156
   Additional paid-in capital                                            329,202     328,687
   Accumulated other comprehensive loss                                  (12,358)          -
   Distributions in excess of earnings                                   (27,918)     (6,970)
                                                                    -------------------------
Total shareholders' equity                                               289,123     321,913
                                                                    -------------------------
Total liabilities and shareholders' equity                           $ 1,515,326 $ 1,439,093
                                                                    =========================



Funds from Operations
(000's omitted)
(Unaudited)

                                                            Three Months Ended       Nine Months Ended
                                                              September 30             September 30
                                                            2001         2000        2001         2000
                                                    --------------------------------------------------
Net Loss Allocated to Common Shareholders              $ (4,608)     $ 6,015    $ (5,140)     $ 6,981

FFO Adjustments
Real estate depreciation and amortization                 9,532        8,302      28,222       25,003
Straight-line rental revenue                             (1,199)      (2,289)     (3,749)      (6,875)
Straight-line rental revenue from joint venture            (109)        (158)       (423)        (474)
Amortization of costs for leases assumed                    193          206         585          623
Joint venture adjustments                                   838          865       2,509        2,590
Adjustment for provision for asset impairment                 -            -       1,500            -
Adjustment for sale of operating properties               2,444       (8,302)        113       (3,834)
Minority Interests                                       (3,186)       4,857      (3,145)       7,050
Extraordinary loss on extinguishment of debt                  -          857         360        1,265
Cumulative effect of change in accounting principle           -            -         321        1,843
                                                    --------------------------------------------------

Funds from operations cash basis                          3,905       10,353      21,153       34,172
Straight-line rental revenue                              1,199        2,289       3,749        6,875
Straight-line rental revenue from joint venture             109          158         423          474
                                                    --------------------------------------------------

Funds from operations                                   $ 5,213     $ 12,800    $ 25,325     $ 41,521
                                                    ==================================================



Leasing Activity Analysis                                                       Num-       Num-  SF
September 30, 2001                                                              ber  SF    ber   of           7/1/01         9/30/01
                  07/1/01    09/30/01              07/1/01            09/30/01  of   of    of    New   07/1/01 Occu- 09/30/01 Occu-
 3rd QTR            Net        Net      07/1/01   Occupied   09/30/01 Occupied  Move Move  New   Leas-  Leased pied   Leased  pied
 NEW LEASING     Rentable   Rentable   Leased SF     SF     Leased SF   SF      Outs Outs Leases ing       %     %      %       %
------------------------------------------------------------------------------------------------------------------------------------
Downtown Office  5,532,379  5,533,667  5,316,289  5,316,289 5,318,465  5,303,530 11  39,007  6   24,517  96.1% 96.1%  96.1%  95.8%
Suburban Office  3,217,105  3,216,852  3,034,256  3,034,256 3,032,597  3,015,095 16  63,386  9   24,103  94.3% 94.3%  94.3%  93.7%
               ---------------------------------------------------------------------------------------------------------------------
Total Office     8,749,484  8,750,519  8,350,545  8,350,545 8,351,062  8,318,625 27 102,393 15   48,620  95.4% 95.4%  95.4%  95.1%

Industrial**     3,762,512  3,914,712  3,494,854  3,494,854 3,547,979  3,492,779  1 154,275  1   55,200  92.9% 92.9%  90.6%  89.2%
               ---------------------------------------------------------------------------------------------------------------------
Total Portfolio 12,511,996 12,665,231 11,845,399 11,845,399 1,899,041 11,811,404 28 256,668 16  103,820  94.7% 94.7%  94.0%  93.3%
               =====================================================================================================================
               ---------------------------------------------------------------------------------------------------------------------
Total
Development***   1,687,023  1,687,023    961,852          0   961,852          0  0       0  0        0  57.0%  0.0%  57.0%   0.0%
               =====================================================================================================================
                                                                                 Num-        Num- SF
                                                                                 ber  SF     ber  of           01/1/01      09/30/01
                   01/01/01 09/30/01   01/01/01    01/1/01             09/30/01  of   of     of   New  01/1/01 Occu- 09/30/01 Occu-
YTD                  Net       Net     Leased      Occupied  09/30/01  Occupied  Move Move   New  Leas- Leased pied  Leased   pied
NEW LEASING       Rentable  Rentable     SF           SF     Leased SF     SF    Outs Outs  Leases ing     %     %     %       %
------------------------------------------------------------------------------------------------------------------------------------
Downtown Office* 5,536,134  5,533,667  5,369,539  5,318,715 5,318,465   5,303,530 34 189,916  30  98,389 97.0% 96.1%  96.1%  95.8%
Suburban Office  3,237,524  3,216,852  3,153,873  3,135,234 3,032,597   3,015,095 44 200,318  25  71,621 97.4% 96.8%  94.3%  93.7%
                 -------------------------------------------------------------------------------------------------------------------
Total Office     8,773,658  8,750,519  8,523,412  8,453,949 8,351,062   8,318,625 78 390,234  55 170,010 97.1% 96.4%  95.4%  95.1%

Industrial       3,756,874  3,914,712  3,473,768  3,473,768 3,547,979   3,492,779  6 265,136   4 153,785 92.5% 92.5%  90.6%  89.2%
                --------------------------------------------------------------------------------------------------------------------
Total Portfolio 12,530,532 12,665,231 11,997,180 11,927,717 11,899,041 11,811,404 84 655,370  59 323,795 95.7% 95.2%  94.0%  93.3%
                ====================================================================================================================
                --------------------------------------------------------------------------------------------------------------------
Total
Development***   1,687,023  1,687,023    755,706          0    961,852         0   0       0   1 206,146 44.8%  0.0%  57.0%   0.0%
                ====================================================================================================================


3rd QTR                Number of      SF up for    SF of Leases        Renewal                  Renewal Net   % Increase
RENEWAL LEASING        Renewals        Renewal       Renewed        Percentage   Old Net Rent     Rent Avg.      in Rent
-----------------------------------------------------------------------------------------------------------------------
Downtown Office          6               68,779        29,772          43.3%         $10.76        $13.29       23.56%
Suburban Office          8              114,669        51,283          44.7%         $14.72        $16.17        9.87%
                      -------------------------------------------------------------------------------------------------
Total Office            14              183,448        81,055          44.2%         $13.26        $15.11       13.95%

Industrial               4              366,985       212,710          58.0%          $4.24         $4.52        6.55%
                      -------------------------------------------------------------------------------------------------
Total Portfolio         18              550,433       293,765          53.4%          $6.73         $7.44       10.57%
                      =================================================================================================


YTD                 Number of          SF up for   SF of Leases        Renewal                  Renewal Net   % Increase
RENEWAL LEASING     Renewals           Renewal       Renewed         Percentage   Old Net Rent     Rent Avg.    in Rent
-----------------------------------------------------------------------------------------------------------------------
Downtown Office *       29              283,641       122,979          43.4%         $11.81        $15.96       35.13%
Suburban Office         18              187,219        80,824          43.2%         $13.83        $15.18        9.73%
                    ---------------------------------------------------------------------------------------------------
Total Office            47              470,860       203,803          43.3%         $12.61        $15.65       24.08%

Industrial               6              585,997       320,861          54.8%          $4.51         $4.91        8.87%
                    ---------------------------------------------------------------------------------------------------
Total Portfolio         53            1,056,857       524,664          49.6%          $7.66         $9.08       18.60%
                    ===================================================================================================

* 01/01/01 balances have been adjusted to reflect sale of 4100 Madison Ave. and 2675 Mayfair Ave.
** 01/01/01 balances have been adjusted to reflect sale of 6700 Touhy Ave. and 43-47 Hintz Road
*** 9/30/01 balances have been adjusted to reflect the acquisition of 200 S. Mitchell

Same Store Analysis
9/30/2001 vs. 9/30/2000
                          Building Size SF Leased    % Leased   Building Size SF Leased   % Leased
Industrial Property       (SF) 9/30/00   9/30/00      9/30/00   (SF) 9/30/01   9/30/01     9/30/01
                          ---------------------------------------------------------------------------
Enterprise Center II           169,435       28,978       17.1%      169,435      28,978       17.1%
Enterprise Center III          291,550      291,550      100.0%      291,550     137,275       47.1%
Enterprise Center IV            87,483       85,799       98.1%       87,484      85,800       98.1%
Enterprise Center EC            54,070       40,000       74.0%       54,070      54,070      100.0%
Enterprise Center V            196,475      196,475      100.0%      196,475     196,475      100.0%
Enterprise Center VI           250,266      248,255       99.2%      250,266     248,255       99.2%
HEC                             76,821       69,825       90.9%       76,821      71,203       92.7%
Enterprise Center VII          462,131      462,131      100.0%      462,670     462,670      100.0%
Enterprise Center VIII         242,199      242,199      100.0%      242,199     242,199      100.0%
Enterprise Center IX           156,996      156,996      100.0%      162,682     162,682      100.0%
Enterprise Center X            172,945      169,832       98.2%      172,775     169,659       98.2%
Arlington I-III                304,506      304,506      100.0%      304,506     304,506      100.0%
342 Carol                       67,935       67,935      100.0%       67,935      67,935      100.0%
343 Carol                       30,084       30,084      100.0%       30,084      30,084      100.0%
370 Carol                       60,290       60,290      100.0%       60,290      60,290      100.0%
388 Carol                       40,920       40,920      100.0%       40,502      40,502      100.0%
200 Fullerton                   66,254       66,254      100.0%       66,254      66,254      100.0%
350 Randy                       25,200       18,900       75.0%       25,200      18,900       75.0%
550 Kehoe                       44,575       44,575      100.0%       44,575      44,575      100.0%
4160 Madison                    79,532       79,532      100.0%       79,532      79,532      100.0%
4211 Madison                    90,344       90,344      100.0%       90,344      90,344      100.0%
4300 Madison                   127,129      115,257       90.7%      127,129     115,257       90.7%
1051 Kirk Road                 120,004      120,004      100.0%      120,004     120,004      100.0%
1401 S. Jefferson               17,265       17,265      100.0%       17,265      17,265      100.0%
11039 Gage                      21,935       21,935      100.0%       21,935      21,935      100.0%
11045 Gage                     136,600      136,600      100.0%      136,600     136,600      100.0%
555 Kirk                        62,400       62,400      100.0%       62,400      62,400      100.0%
1541 Abbott                     43,930       43,930      100.0%       43,930      43,930      100.0%
Prime Aurora                   257,600      161,100       62.5%      257,600     216,200       83.9%
                            ----------   ----------               ----------  ----------
Industrial Property Totals   3,756,874    3,473,871       92.5%    3,762,512   3,395,779       90.3%
                            ----------   ----------               ----------  ----------
Downtown Office
33 W. Monroe                   848,638      843,395       99.4%      846,759     790,333       93.3%
77 West Wacker                 944,556      942,434       99.8%      944,556     944,556      100.0%
208 S. LaSalle                 867,878      825,754       95.1%      861,396     825,461       95.8%
180 N. LaSalle                 756,276      662,967       87.7%      758,260     691,732       91.2%
IBM                          1,352,792    1,297,359       95.9%    1,355,515   1,299,418       95.9%
National City Center           766,965      757,510       98.8%      767,181     766,965      100.0%
                            ----------   ----------               ----------  ----------
Downtown Office Total        5,537,105    5,329,419       96.2%    5,533,667   5,318,465       96.1%
                            ----------   ----------               ----------  ----------
Suburban Office
2000 York (1)                  199,711      199,711      100.0%      200,852     188,204       93.7%
2100 Swift                      58,000       58,000      100.0%       58,000      58,000      100.0%
6400 Shafer                    168,248      163,551       97.2%      166,147     163,551       98.4%
7100 Madison                    50,157       50,157      100.0%       50,157      50,157      100.0%
Atrium Building                 65,273       64,495       98.8%       65,362      58,154       89.0%
Brush Hill                     109,841      108,700       99.0%      109,857     106,077       96.6%
Center Square I                 93,711       78,970       84.3%       93,711      69,448       74.1%
Citibank Office                105,602      105,602      100.0%      106,003     100,319       94.6%
Commerce Point                 236,642      218,073       92.2%      236,771     220,186       93.0%
Continental Towers             923,483      904,841       98.0%      923,997     866,849       93.8%
Enterprise Center I            129,574      129,574      100.0%      129,501     116,526       90.0%
Enterprise Center II            62,580       62,580      100.0%       62,580      54,270       86.7%
Jorie Boulevard                190,829      170,025       89.1%      191,666     191,666      100.0%
Narco River                     65,407       59,968       91.7%       65,395      51,776       79.2%
Narco Tower                     50,400       50,400      100.0%       50,400      50,400      100.0%
Olympian Office Center (2)     172,625      171,699       99.5%      169,897     166,122       97.8%
Pine Meadows (A - C)           100,616       94,081       93.5%      100,616     100,616      100.0%
Pine Meadows D                 102,995      102,995      100.0%      102,995     102,995      100.0%
Salt Creek                     100,984       90,534       89.7%      100,852      85,188       84.5%
Sun Annex                       25,199       24,096       95.6%       25,294      25,294      100.0%
Two Century Center (3)         219,842      219,842       100.0%     219,842     219,842       100.0%
                            ----------   ----------               ----------  ----------
Suburban Office Total        3,231,719    3,127,894        96.8%   3,229,895   3,045,640        94.3%
                            ----------   ----------               ----------  ----------
Office Properties Totals     8,768,824    8,457,313        96.4%   8,763,562   8,364,105        95.4%
                           -----------   ----------               ----------  ----------

         TOTALS             12,525,698   11,931,184        95.3%  12,526,074  11,759,884        93.9%
                            ===========  ===========              =========== ===========

(1) Added back the Fitness space to the building size and leased space as of 9/30/01 for comparison purposes.

(2) Added back the Fitness and Storage spaces to the building size and leased space as of 9/30/01 for comparison purposes.

(3) Added back the Fitness, Penthouse, and Engineering spaces to the building size and leased space as of 9/30/01 for comparison purposes.


Development Projects
September 30, 2001

                                                    Estimated    Net Rentable
Development Projects:            Location         Project Cost   Square Feet  Status
----------------------------------------------------------------------------------------------------------

CBD Office:
Dearborn Center                  Chicago, IL      $ 355,000,000  1,515,298    Under construction with the following pre-leasing:
                                                                              617,967 SF to Bank One Corporation
                                                                              104,049 SF to Holland & Knight
                                                                              206,146 SF to Citadel Investment Group
Joint Venture Developments:
Pine Meadows Building E          Libertyville, IL $  13,300,000     90,844    Under construction


NEC of Monroe Street/Wacker Dr   Chicago, IL            N/A      1,000,000    Pre-development






Indebtedness Activity
Three months ended September 30, 2001




-----------------------------------------
Beginning Indebtedness Balance (7/1/01)                 $ 877,715,509
-----------------------------------------

-----------------------------------------
Indebtedness Retirement:
-----------------------------------------
                                            Amount                     Interest  Loan Term  Loan
Property/Indebtedness Type                  Retired      Date Retired    Rate     (years)  Maturity Institution
--------------------------------------------------------------------------------------------------------------------
Principal Amortization                     1,401,026
                                           ----------

     Total                              $  1,401,026
                                          ===========


-----------------------------------------
New Indebtedness:
-----------------------------------------
                                                                             Current
                                            Current                         Interest  Loan Term  Loan
Property/Indebtedness Type                  Amount       Classification       Rate     (years)  Maturity Institution
--------------------------------------------------------------------------------------------------------------------
200 South Mitchell Court                    4,235,000   Prime + 1.00%          7.00%     2.0    9/1/03  Corus Bank
1455 Sequoia Drive Construction Loan
   Additional Loan Proceeds                   393,846   30-day LIBOR + 225 bps 5.83%     2.0    5/31/02 LaSalle Bank
Dearborn Center Construction Loan          22,423,747   90-day LIBOR + 265 bps 6.40%     3.0    1/5/04  HypoVereinsbank
Dearborn Center Additional Mezzanine
  Loan Proceeds                             3,962,642   Fixed Rate             12.00%    3.0    1/5/04  Deutsche Banc Alex.Brown
                                           ----------

     Total                               $ 31,015,235
                                         ============


-----------------------------------------
Ending Indebtedness Balance (9/30/01)                  $ 907,329,718
-----------------------------------------




Capital Events
Three Months Ended September 30, 2001
                                             Net
                                           Rentable  Acquisition                                        Date
                                            Square   Cost/Sales    Mortgage Annualized  Capitalization Acquired/
Property                      Location       Feet      Price        Debt       NOI          Rate         Sold
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Acquisitions

Industrial:
    200 South Mitchell Court Addison, IL   152,200  $6,050,000   $4,235,000  $603,000        10%       8/14/01

Dispositions

No dispositions occurred during the third quarter.





Market Capitalization
September 30, 2001

Common Equity
Common Shares Outstanding                                15,703,158
Operating Partnership Units(1)                           10,713,154
                                                         ----------
Total Shares & Units                                     26,416,312
PGE Share Price(2)                                          $ 11.95
                                                            -------
Common Equity Market Cap                              $ 315,674,928

                                                                          Cumulative
Preferred Stock                                                            Dividend
Series A Convertible Preferred                          $ 40,000,000         7.50%
Series B Cumulative Redeemable Preferred(3)              100,000,000         9.00%
                                                        ------------
Total Preferred                                          140,000,000
                                                         -----------

Total Equity Market Capitalization                     $ 455,674,928
                                                       =============



                                                        Principal        Weighted Average
Indebtedness                                           Outstanding       Interest Rate(4)
Secured                                               $ 907,329,718         8.54%
                                                      --------------
Total                                                 $ 907,329,718
                                                      ==============

Weighted average interest rate includes the effect of the interest rate swap

Variable/Fixed Rate Allocation
Fixed Rate                                             $ 353,949,436        10.44%
Variable Rate                                            474,576,007        6.90%
Construction Financing                                   78,804,275         10.41%
                                                         -----------
Total                                                 $ 907,329,718
                                                      ==============

Variable Rate Allocation
Hedged Variable Rate                                   $ 315,900,000        7.72%
Non-Hedged Variable Rate                                 101,526,007        6.82%
Low-Floater Industrial Development Revenue Bonds (IDRBs) 57,150,000         5.17%
                                                         -----------
Total Variable Rate                                   $ 474,576,007
                                                      ==============


Variable/Fixed Rate Allocation                 Variable Rate Allocation

[PIE CHART APPEARS HERE]                        [PIE CHART APPEARS HERE]

Variable Rate           52.3%                  Non-Hedged Variable Rate    21.4%
Construction Financing   8.7%                  Low Floater IDRBs           12.0%
Fixed Rate              39.0%                  Hedged Variable Rate        66.6%

(1) Convertible one for one into common stock

(2) Price as of 9/30/01

(3) Redeemable, at the Company's option, beginning June 5, 2003

(4) Based on interest rates as of 9/30/01


                                                                                              Maturity
Indebtedness Schedule                                                                          Date
September 30, 2001                                           Original          Loan            with     Annualized
                                                              Loan    Interest Term   Maturity Extension   Debt
Lender                         Portfolio or Property         Amount    Rate   (yrs)   Date    Options   Service   09/30/01  09/30/00
------                         ---------------------         -------   ----  ------- -------  -------  -------   --------  --------
Fixed Rate Indebtedness:
Deutsche Banc Alex. Brown      33 West Monroe Street     $ 12,500,000 11.00% 1.75   9/30/01  N/A      *N/A          $ - $ 12,500,000
New York Life                  National City Center
                                (1900 East 9th St)         61,577,115  6.75%  2.0    /10/01  N/A      *N/A            -   59,489,113
CIGNA                          Continental Towers
                                (1701 Golf Road)           75,000,000  7.22%  7.0    1/5/13  N/A  $ 6,487,877  70,970,323 72,282,270
Capital Company of America     Commerce Point
                                (3800 North Wilke Rd)      20,000,000  7.07%  10.0  3/11/08  N/A    1,677,986  19,042,325 19,356,685
CIBC Oppenheimer               Nardi Industrial            16,511,000  7.17%  10.0   5/1/08  N/A    5,160,473  15,991,173 16,162,845
Midland Loan Services          Nardi Industrial            15,556,000  7.17%  10.0   5/1/08  N/A    1,263,400  15,066,240 15,227,982
Midland Realty Funding         Nardi Industrial            14,933,000  7.17%  10.0   5/1/08  N/A    1,213,780  14,462,854 14,618,119
Capital Company of America     Citibank Building
                                (1699 E. Woodfield Rd)      8,775,000  7.18%  10.0  5/11/08  N/A      741,695   8,392,724  8,518,505
Deutsche Banc Alex. Brown(1)   IBM Plaza
                                (330 North Wabash Ave)     30,000,000 11.75%  2.0   2/23/02 2/23/03 3,525,000  29,850,000 30,000,000
Greenwich Capital              7100 Madison                 3,908,000  8.44%  10.0   5/1/10  N/A      369,266   3,875,275  3,899,785
Capital Company of America     2100 Swift Drive             5,200,000  7.19%  10.0  5/11/08  N/A      437,592   4,977,181  5,050,369
Capital Company of America     6400 Shafer Court           14,350,000  7.09%  10.0  6/11/08  N/A    1,205,607  13,720,221 13,931,353
LaSalle Bank, N.A.             Jorie Plaza
                                (800 Jorie Boulevard)      22,800,000  8.33%  10.0  12/1/10  N/A    2,061,790   22,689,128         -
Capital Company of America     Two Century Center
                                (1700 East Golf Rd)        20,500,000  7.37%  10.0 11/11/08  N/A    1,774,166  19,744,357 20,030,594
Capital Company of America     Oakbrook Business Center    12,000,000  7.37%  10.0 11/11/08  N/A    1,038,537  11,557,672 11,725,226
                                (2000 York Road)
CIBC Oppenheimer               Narco River Business
                                Center
                                (1600 167th Street)        2,800,000   8.68%  10.0  12/1/09  N/A      274,644   2,747,705  2,779,052
Deutsche Banc Mortgage Capital Brush Hill Office Courte    8,200,000   8.76%  10.0   1/1/10  N/A      774,816   8,118,094  8,169,470
                                (740 Pasquilleni Drive)
Capital Company of America     208 South LaSalle Street    45,800,000  7.79%  15.0  4/11/13  N/A    3,986,250  44,370,777 44,835,093
Deutsche Banc Alex. Brown      Enterprise Office II
                                (2305 Enterprise Dr)        6,000,000  7.63%  10.0   3/1/11  N/A      509,611   5,978,675          -
LaSalle Bank, N.A.             Pine Meadows Three Story    11,500,000  7.63%  10.0   4/1/11  N/A      976,755  11,465,208 11,346,664
LaSalle Bank, N.A.(2)          555 Kirk Road and
                                1543 Abbott Drive           2,500,000  7.35%   1.0  4/30/05  N/A      246,565   2,429,505  2,318,667
HT-HG Office LLC               Monroe/Wacker JV Interest   16,500,000 12.00%   1.0  1/18/02  N/A    2,091,146  16,500,000          -
Friedman, Billings, & Ramsey   1455 Sequoia Drive LLC      12,000,000 16.00%   0.3  1/30/01  N/A    1,920,000  12,000,000          -
                                                                                                               ---------------------
Total Fixed
  Rate Indebtedness                                                                                          353,949,437 372,241,792

Hedged Variable Rate
  Indebtedness:
Deutsche Banc Alex. Brown      33 West Monroe Street       65,000,000   8.81%  3.0  1/31/02  N/A      *N/A             -  65,000,000
DGZ Deka Bank (3)              33 West Monroe Street       67,000,000   5.23%  5.0  1/15/01 1/15/07 3,307,492 67,000,000           -
Greenwich Capital              180 North LaSalle Street    60,000,000   7.38%  3.0  1/15/04  N/A    4,183,333 60,000,000  52,000,000
Fleet National Bank            33 West Monroe Street       12,500,000   8.06%  3.0 11/15/03  N/A      966,580 12,500,000           -
Fleet National Bank            National City Center,
                                Jorie Plaza and 208
                                South LaSalle Street       20,000,000  10.63%  3.0  6/30/03  N/A    2,256,250 20,000,000           -
Westdeutsche ImmobilienBank    IBM Plaza
                                (330 North Wabash)        160,000,000   8.00%  3.0 12/13/01 2/13/0415,691,641 56,400,000 158,000,000
                                                                                                               ---------------------
Total Hedged Variable
  Rate Indebtedness                                                                                          315,900,000 275,000,000

Variable Rate Indebtedness:
LaSalle Bank, N.A.             Dearborn Center Land
                                (Dearborn & Adams)         13,500,000   8.66%  2.0   1/3/01  N/A      *N/A             -  13,500,000
Corus Bank                     Monroe/Wacker Land          24,000,000  10.00%  0.8   5/1/01  N/A       *N/A            -  24,000,000
FleetBoston (credit facility)  Various                      7,526,768   8.91%  3.0 11/17/00  N/A      *N/A                         -
Corus Bank                     National City Center        67,000,000   6.65%  5.0  4/30/06  N/A    5,708,000 66,688,149
Corus Bank                     Pine Meadows Single-Story   10,500,000   6.84%  1.1   4/1/02  N/A      663,182 10,500,000           -
Corus Bank                     Pine Meadows Single-Story    8,700,000   0.00%  1.5   2/1/01  N/A      *N/A                 7,951,869
Deutsche Banc Alex. Brown(2)   Enterprise Office II
                                (2305 Enterprise Dr.)       5,450,000   9.41%  1.0   3/1/01  N/A      *N/A                 5,450,000
Deutsche Banc Alex. Brown      IBM Plaza
                                (330 North Wabash)         30,000,000  11.75%  2.0  2/23/02  N/A         -                         -
Corus Bank                     Monroe/Wacker Land           4,000,000   9.25%  2.3  11/1/01  N/A      *N/A             -   4,000,000
Bank United                    Jorie Plaza
                                (800 Jorie Boulevard)      21,000,000   7.88%  3.0  8/31/02  N/A      *N/A             -  20,690,476
Fleet National Bank            National City Center,
                                Jorie Plaza, and
                                208 South LaSalle Street   20,000,000   11.84% 3.0  6/30/03  N/A      *N/A             -  20,000,000
Corus Bank                     200 South Mitchell Court     4,235,000   7.00%  2.0   9/1/03  N/A      501,781  4,223,223           -
Corus Bank                     43-47 Hintz Road             6,000,000   8.68%  3.0  9/30/02  N/A      *N/A             -   5,780,000
LaSalle Bank, N.A.(2)          6700 Touhy                   2,968,000   9.07%  1.0  3/28/01  N/A      *N/A             -   2,918,533
LaSalle Bank, N.A.             1455 Sequoia Drive           6,000,000   5.83%  2.0  5/31/02  N/A     276,918   5,261,400   4,898,481
LaSalle Bank, N.A.(2)          Enterprise Office I          7,645,152   5.89%  1.0  5/17/02  N/A     540,438   7,529,832   7,622,951
LaSalle Bank, N.A.(2)          Salt Creek and Sun Annex     7,410,000   5.90%  1.0  6/30/02  N/A     496,696   7,323,402   7,397,629
TN Industrial Development
  Revenue Bonds                Tennessee Portfolio          9,000,000   5.20%  3.0  12/1/14  N/A     357,931   9,000,000   9,000,000
Chicago Industrial             Enterprise VII-Enterprise X 23,250,000   5.17%  4.0   6/1/22  N/A   1,500,411  23,250,000  23,250,000
  Development Revenue Bonds
IN Industrial Development
  Revenue Bonds                Enterprise I-Enterprise VI  24,900,000   5.17%  4.0   6/1/22  N/A   1,629,445  24,900,000  24,900,000
                                                                                                               ---------------------
Total Variable
  Rate Indebtedness                                                                                          158,676,006 181,359,939
                                                                                                               ---------------------

Construction Indebtedness
Deutsche Banc Alex.Brown       Dearborn Center Mezzanine
                                 Loan                      65,000,000  12.00%  3.0   1/5/04  1/5/05 2,193,000 56,380,528           -
HypoVereinsbank                Dearborn Center
                                 Construction :pam        220,000,00    6.40%  3.0   1/5/04  1/5/05    *N/A   22,423,747           -
                                                                                                               ---------------------
Total Construction
  Indebtedness                                                                                                78,804,275           -
                                                                                                              ---------------------

Total Indebtedness                                                                                         $907,329,718 $828,601,731
                                                                                                            =====================

*N/A - Not applicable as debt is no longer outstanding
(1)  One one-year extension option
(2)  Converts to a fixed rate ten-year maturity at PGE's option
(3)  One two-year extension option

Indebtedness Allocation as of September 30, 2001

                            [PIE CHART APPEARS HERE]

                Fixed Rate                      39.0%
                Low Floater IDRBs                6.3%
                Construction Financing           8.7%
                Non-Hedged Variable Rate        11.2%
                Hedged Variable Rate            34.8%


                            [BAR CHART APPEARS HERE]

                Low Floater IDRBs               $ 57,150,000
                Construction Financing          $ 78,804,275
                Non-Hedged Variable Rate        $101,526,006
                Hedged Variable Rate            $315,900,000
                Fixed Rate                      $353,949,437

Interest Rate Hedge Agreements
September 30, 2001


  Type of                   Notional        Floating   Financial                                     Maturity
  Hedge      Strike         Amount          Index      Institution                                   Date
-------------------------------------------------------------------------------------------------------------

 Collar    3.73-7.50%     $ 65,000,000    1 Mo. LIBOR   CIBC(1)                                     01/31/02

  Cap         6.50%       $ 67,000,000    1 Mo. LIBOR   Fleet National Bank(1)                      01/31/02

  Cap      8.35-9.00%     $ 12,500,000    1 Mo. LIBOR   Fleet National Bank                         11/15/03

  Swap        6.30%       $156,400,000    1 Mo. LIBOR   Morgan Guaranty Trust Company of New York   12/10/02

  Swap        6.30%       $  2,000,000    1 Mo. LIBOR   Morgan Guaranty Trust Company of New York   12/10/02

   Cap        7.25%       $ 60,000,000    1 Mo. LIBOR   SBCM Derivative Products Ltd.               01/15/04

   Cap        7.50%       $ 18,000,000    1 Mo. LIBOR   Fleet National Bank                         06 /30/03

   Cap        7.50%       $  2,000,000    1 Mo. LIBOR   Fleet National Bank(2)                      06 /30/03

(1)  Under the terms of the  $67,000,000  interest rate cap agreement with Fleet
     National Bank, any payment received under the cap portion of the collar agreement with CIBC will be remitted to Fleet National Bank.
(2)  Commences on 12/11/02.



Indebtedness Maturities and Scheduled Amortization Payments
September 30, 2001


                                                                      Cumulative
             Scheduled                         Total      Percentage  Percentage
           Amortization     Scheduled       Scheduled      of Debt     of Debt
  Year      Payments       Maturities      Maturities     Maturing    Maturing
--------------------------------------------------------------------------------

  2001     $ 4,918,845    $ 60,150,000    $  65,068,845       7.2%       7.2%
  2002       5,226,200     238,714,635      243,940,835      27.0%       34.2%
  2003       5,626,748      36,723,223       42,349,971       4.6%       38.8%
  2004       5,996,175     138,804,275      144,800,450      16.0%       54.7%
  2005       7,731,165      67,000,000       74,731,165       8.2%       63.0%
  2006+    159,068,120     177,370,332      336,438,452      37.1%      100.0%
----------------------------------------------------------------------
TOTAL    $ 188,567,253   $ 718,762,465    $ 907,329,718     100.0%
         ==============  =============   ==============     ======



                      Percentage of Indebtedness Maturing

                            [BAR CHART APPEARS HERE]

                                2001             7.2%
                                2002            27.0%
                                2003             4.6%
                                2004            16.0%
                                2005             8.2%
                                2006+           37.1%


                 Cumulative Percentage of Indebtedness Maturing

                            [BAR CHART APPEARS HERE]

                                2001            7.2%
                                2002           34.2%
                                2003           38.8%
                                2004           54.7%
                                2005           63.0%
                                2006+         100.0%

Indebtedness Maturities with Extension Options and Amortization Payments September 30, 2001



             Scheduled                          Total     Percentage  Percentage
            Amortization     Scheduled        Scheduled    of Debt     of Debt
Year         Payments        Maturities       Maturities   Maturing    Maturing
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
2001       $ 4,918,846      $ 12,000,000    $ 16,918,846     1.9%       1.9%
2002        10,776,200        47,114,635      57,890,835     6.4%       8.3%
2003        10,626,748        63,573,223      74,199,971     8.3%      16.5%
2004         5,996,175       205,200,000     211,196,175    23.3%      39.8%
2005         7,731,165                 -       7,731,165     0.8%      40.6%
2006+      283,218,120       256,174,606     539,392,726    59.4%     100.0%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL    $ 323,267,254     $ 584,062,464   $ 907,329,718   100.0%
        ==============    ==============  ==============  ======





           Percentage of Indebtedness Maturing with Extension Options

                            [BAR CHART APPEARS HERE]


                                2001            1.9%
                                2002            6.4%
                                2003            8.3%
                                2004           23.3%
                                2005            0.8%
                                2006+          59.4%

     Cumulative Percentage of Indebtedness Maturing with Extension Options

                            [BAR CHART APPEARS HERE]


                                2001            1.9%
                                2002            8.3%
                                2003           16.5%
                                2004           39.8%
                                2005           40.6%
                                2006+         100.0%

Total Office and Industrial Properties and Square Feet Owned
    and Joint Venture Development Interests
September 30, 2001


-------------------------------------------
TOTAL PROPERTIES OWNED:
-------------------------------------------



Office Properties
Total CBD Office Owned                                                                   6
Total Suburban Office Owned                                                             21
                                                                                   -----------

Total Office Owned                                                                      27

Industrial Properties
Total Warehouse/Distribution Industrial Owned                                           19
Total Crane Industrial Owned                                                            11
                                                                                    -----------

Total Industrial Owned                                                                  30
                                                                                    -----------

Total Office and Industrial Owned                                                       57
                                                                                    ===========


-------------------------------------------
TOTAL SQUARE FEET OWNED:
-------------------------------------------
                                                     Chicago
                                                   Metropolitan    %     Other     %    Total SF
                                                   ---------------------------------------------
Office Properties
Total CBD Office Owned                              4,766,486    86.1%  767,181  13.9%  5,533,667

Total Suburban Office Owned                         3,123,081    94.0%  479,759   6.0%  3,602,840
                                                   -----------         ----------      -----------

Total Office Owned                                  7,889,567          1,246,940        9,136,507
                                                   -----------         ----------      -----------
Industrial Properties
Total Warehouse/Distribution Industrial Owned       1,748,285     100%         -        1,748,285

Total Crane Industrial Owned                        2,166,427     100%         -        2,166,427
                                                   -----------         ----------      -----------

Total Industrial Owned                              3,914,712                  -        3,914,712
                                                   -----------         ----------      -----------

Total Office and Industrial Owned                  11,804,279          1,246,940       13,051,219
                                                   ===========         ==========      ===========


-------------------------------------------
JOINT VENTURE DEVELOPMENT INTERESTS:
-------------------------------------------
                                                   Pro Forma
                                                   Square Feet
                                                   -----------

Pine Meadows               Suburban Office             90,844
Dearborn Center            CBD Office               1,515,298
NEC Monroe Street/Wacker DrCBD Office               1,000,000  (Proposed)
                                                   ----------- ----------
Total Joint Venture Development Interests           2,606,142
                                                   ===========




Property Summary
September 30, 2001



                                                                                   Gross Leasable Area
                                                                                   -------------------
                                                                                    Square    % Leased                Annual Base
                                                        Rentable     Year Built/    Footage    as of      Annualized    Rent per
                               Location                 Square Feet  Renovated      Leased    9/30/01     Base Rent   Square Foot
                               --------                 ------------  ---------      ------    -------     ---------  -----------
CBD Office Properties
---------------------
180 North LaSalle Street      Chicago, IL                758,260    1999             691,732     91.2%   $ 12,651,165   $18.29
208 South LaSalle Street      Chicago, IL                861,396    1914/1956/1982   825,461     95.8%     12,066,502   $14.62
                                                                      1991
33 West Monroe Street         Chicago, IL                846,759    1980             790,333     93.3%     12,255,686   $15.51
77 West Wacker Drive          Chicago, IL                944,556    1992             944,556    100.0%     25,852,520   $27.37
IBM Plaza                     Chicago, IL              1,355,515    1971           1,299,418     95.9%     20,523,209   $15.79
National City Center          Cleveland, OH              767,181    1980             766,965    100.0%     11,014,036   $14.36
                                                       ---------                     -------               -----------
     Subtotal                                          5,533,667                   5,318,465     96.1%     94,363,117

Suburban Office Properties
2000 York Road                Oak Brook, IL              198,766    1960/1986        186,118      93.6%     2,292,392   $12.32
2100 Swift                    Oak Brook, IL               58,000    1985/1991         58,000     100.0%       853,107   $14.71
6400 Shafer Court             Rosemont, IL               166,147    1980/1990        163,551      98.4%     2,288,133   $13.99
7100 Madison Avenue           Willowbrook, IL             50,157    1998              50,157     100.0%       529,008   $10.55
Atrium Building               Naperville, IL              65,362    1979              58,154      89.0%       877,172   $15.08
Brush Hill Office Court       Westmont, IL               109,857    1986             106,077      96.6%     1,438,791   $13.56
Centre Square I               Knoxville, TN               93,711    1988              69,448      74.1%     1,155,289   $16.64
Citibank Building             Schaumburg, IL             106,003    1979             100,319      94.6%     1,939,884   $19.34
Commerce Point Combined       Arlington Heights, IL      236,771    1987/1989        220,186      93.0%     3,368,341   $15.30
Continental Towers            Rolling Meadows, IL        923,997    1977/1979/1981   866,849      93.8%    11,814,478   $13.63
Enterprise Center             Westchester, IL            129,501    1987             116,526      90.0%     1,413,219   $12.13
Enterprise Center II          Westchester, IL             62,580    1998/1999         54,270      86.7%       740,595   $13.65
Jorie Plaza                   Oak Brook, IL              191,666    1961/1992        191,666     100.0%     3,299,970   $17.22
Narco River Business Center   Calumet City, IL            65,395    1981              51,776      79.2%       700,806   $13.54
Narco Tower Road              Schaumburg, IL              50,400    1992              50,400     100.0%       563,100   $11.17
Olympian Office Center        Lisle, IL                  165,685    1989             161,910      97.7%     2,508,761   $15.49
Thistle Landing               Phoenix, AZ                386,048    2000             259,006      67.1%     3,391,524   $13.09
Pine Meadows Corporate Center Libertyville, IL           203,611    1999             203,611      97.0%     2,697,233   $13.25
Salt Creek/Sun Annex          Schaumburg, IL             126,146    1979/1986        110,482      87.6%     1,229,302   $11.13
Two Century Centre            Schaumburg, IL             213,097    1989             213,097     100.0%     3,240,581   $15.21
                                                   -------------                     -------               ----------
     Subtotal                                          3,602,900                   3,291,603      91.4%  $ 46,341,687
                                                   -------------                   ---------             ------------

Total Office Owned:                                    9,136,567                   8,610,068      94.2%  $140,704,804



September 30, 2001




                                                                                     Gross Leasable Area
                                                                                     -------------------
                                                                                      Square    % Leased                Annual Base
                                                        Rentable       Year Built/    Footage    as of      Annualized   Rent per
                                        Location        Square Feet    Renovated      Leased    9/30/01     Base Rent   Square Foot
                                        --------       ------------    ---------      ------    -------     ---------   -----------
Warehouse/Distribution Prop.
1401 South Jefferson Street      Chicago, IL              17,265       1965/1985      17,265    100.0%    $   102,819     $5.96
1543 Abbott Drive                Wheeling, IL             43,930       1983           43,930    100.0%        134,046     $3.05
350 Randy Road                   Carol Stream, IL         25,200       1974           18,900     75.0%        107,132     $5.67
550 Kehoe Boulevard              Carol Stream, IL         44,575       1997           44,575    100.0%        312,649     $7.01
555 Kirk Road                    St. Charles, IL          62,400       1990           62,400    100.0%        268,320     $4.30
Arlington Heights Combined       Arlington Heights, IL   304,506       1978          304,506    100.0%      1,138,713     $3.74
1051 Kirk Road                   Batavia, IL             120,004       1990          120,004    100.0%              -     $0.00
200 Fullerton                    Carol Stream, IL         66,254       1968/1995      66,254    100.0%        298,278     $4.50
4211 Madison                     Hillside, IL             90,344       1977/1992      90,344    100.0%        390,498     $4.32
4300 Madison                     Hillside, IL            127,129       1980          115,257     90.7%        540,067     $4.69
Narco Elmhurst - 343 Carol Lane  Elmhurst, IL             30,084       1989           30,084    100.0%        197,351     $6.56
Narco Elmhurst - 370 Carol Lane  Elmhurst, IL             60,290       1977/1994      60,290    100.0%        288,552     $4.79
Narco Elmhurst - 388 Carol Lane  Elmhurst, IL             40,502       1979           40,502    100.0%        232,224     $5.73
Narco Elmhurst-342-46 Carol Lane Elmhurst, IL             67,935       1989           67,935    100.0%        356,610     $5.25
Narco Hillside-4160-70 Madison   Hillside, IL             79,532       1974/1994      79,532    100.0%        385,937     $4.85
Tri-State Industrial-11039 Gage  Franklin Park, IL        21,935       1965/1993      21,935    100.0%        118,230     $5.39
Tri-State Industrial-11045 Gage  Franklin Park, IL       136,600       1970/1992     136,600    100.0%        601,040     $4.40
200 South Mitchell               Addison, IL             257,600       2000          216,200     83.9%        523,251     $2.42
1455 Sequoia                     Aurora, IL              152,200       2000          152,200    100.0%        587,546     $3.86
                                                    ------------                  ----------               ----------
     Subtotal                                          1,748,285                   1,688,713     96.6%      6,583,264

Crane Properties
Enterprise Center VII-A,P        Chicago, IL             462,670       1916/1991-96  462,670    100.0%      1,081,997     $2.34
Enterprise Center VIII           Chicago, IL             242,199       1916/1991-96  242,199    100.0%        701,795     $2.90
Enterprise Center X-T,C          Chicago, IL             172,775       1916/1991-96  169,659     98.2%        435,850     $2.57
Enterprise Center IX-Q,R,S       Chicago, IL             162,682       1916/1991-96  162,682    100.0%        486,084     $2.99
Enterprise Center II             East Chicago, IN        169,435       1917/1991-97   28,978     17.1%         89,020     $3.07
Enterprise Center III            East Chicago, IN        291,550       1917/1991-97  137,275     47.1%        549,100     $4.00
Enterprise Center IV             East Chicago, IN         87,484       1917/1991-97   85,800     98.1%        263,494     $3.07
East Chicago Enterprise Center   East Chicago, IN         54,070       1917/1991-97   54,070    100.0%        291,657     $5.39
Enterprise Center V              Hammond, IN             196,475       1920-1952     196,475    100.0%        464,987     $2.37
Enterprise Center VI             Hammond, IN             250,266       1920-1952     248,255     99.2%        800,999     $3.23
Hammond Enterprise Center        Hammond, IN              76,821       1920-1952      71,203     90.9%        192,035     $2.70
                                                   -------------                    --------                 --------
    Subtotal                                           2,166,427                   1,859,266     85.8%      5,357,018

Total Industrial Owned                                 3,914,712                   3,547,979     90.6%     11,940,282
Total Office Owned                                     9,136,567                   8,610,068     94.2%    140,704,804
                                                   ------------------              ---------              -----------

Total RSF                                             13,051,279                  12,158,047     93.2%   $152,645,086
                                                      ===========                 ==========             ============



Office Lease Expiration Schedule
September 30, 2001




                                                          Average Annual
                              Annual Base*                 Rent per Net     Net Rentable    Percentage of
                 Number of     Rent Under   Percentage    Rentable SF      Area Subject    Total Leased SF
  Year of Lease  Expiring      Expiring    of Expiring   Represented by     to Expiring     Represented by
  Expiration      Leases        Leases       Leases      Expiring Leases    Leases (SF)    Expiring Leases
----------------------------------------------------------------------------------------------------------------

     2001           34        $ 5,457,803     3.5%          $15.06           362,456           4.4%
     2002          145         11,153,555     7.2%          $17.90           623,228           7.5%
     2003          137         11,694,953     7.5%          $17.03           686,554           8.3%
     2004          127         12,015,260     7.7%          $16.82           714,454           8.6%
     2005          123         13,167,322     8.5%          $14.82           888,446          10.7%
     2006           73         19,365,335    12.5%          $13.88         1,395,611          16.8%
     2007           30         32,558,227    20.9%          $26.66         1,221,367          14.7%
     2008           33         12,901,906     8.3%          $17.93           719,618           8.7%
     2009           17          4,895,244     3.1%          $20.36           240,451           2.9%
     2010+          50         32,288,973    20.8%          $22.27         1,449,755           17.5%
     -----      -------- -----------------  -------                       ----------          ------
 Total/Average     769      $ 155,498,578   100.0%          $17.73         8,301,940          100.0%
                ======== =================  ======                        ==========          ======

*Does not include month-to-month leases


                         Percentage of Lease Expiration

                            [BAR CHART APPEARS HERE]


                                 2001             3.5%
                                 2002             7.2%
                                 2003             7.5%
                                 2004             7.7%
                                 2005             8.5%
                                 2006            12.5%
                                 2007            20.9%
                                 2008             8.3%
                                 2009             3.1%
                                 2010+           20.8%

Industrial Lease Expiration Schedule
September 30, 2001







                                                              Average Annual
                                Annual Base*  Percentage      Rent per Net     Net Rentable      Percentage of
 Year of Lease     Number of    Rent Under       of            Rentable SF     Area Subject     Total Leased SF
                   Expiring      Expiring      Expiring      Represented by    to Expiring       Represented by
   Expiration       Leases        Leases       Leases          Leases (SF)    Expiring Leases
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
      2001            1         $ 30,147        0.2%             $6.37             4,736            0.1%
      2002            3          367,428        2.9%             $6.28            58,546            1.8%
      2003            5          383,253        3.0%             $5.00            76,609            2.3%
      2004            9        1,291,321       10.0%             $3.94           327,961            9.9%
      2005            9        1,830,115       14.2%             $3.98           459,352           13.8%
      2006           14        3,112,620        4.2%             $4.22           737,299           22.2%
      2007            5        1,008,201        7.8%             $4.25           237,417            7.1%
      2008            2          563,054        4.4%             $5.34           105,351            3.2%
      2009            -                -        0.0%             $0.00                 -            0.0%
     2010+           12        4,271,271       33.2%             $3.24         1,318,117            39.6%
     -----       -------  --------------      ------                          ----------          ------
 Total/Average       60     $ 12,857,410      100.0%             $3.87         3,325,388           100.0%
                 =======  ==============      ======                          ==========          ======


*Does not include month-to-month leases



                       [BAR CHART APPEARS HERE]

                        2001             0.2%
                        2002             2.9%
                        2003             3.0%
                        2004            10.0%
                        2005            14.2%
                        2006            24.2%
                        2007             7.8%
                        2008             4.4%
                        2009             0.0%
                        2010+           33.2%

Largest Office Tenants by Annualized Base Rent
September 30, 2001


                                                                                                             2001
                                                                       Total Square     % of Total        Annualized     Annualized
           Tenant                           Building                 Footage Occupied  Office Portfolio   Base Rent    Base Rent PSF
           ------                           --------                 ----------------  ----------------   ---------    -------------

Arthur Andersen, LLP         33 W. Monroe St./IBM Plaza                  678,735            6.56%         $ 9,848,828    $14.51

R.R. Donnelley & Sons Co.    77 W. Wacker Dr.                            241,569            5.38%           8,070,820    $33.41

National City Bank           National City Center                        559,895            5.23%           7,850,356    $14.02

Jenner & Block               IBM Plaza                                   338,032            5.04%           7,557,030    $22.36

First Union Securities, Inc. 77 W. Wacker Dr.                            241,225            4.30%           6,452,769    $26.75

Motorola, Inc.               Continental Towers/Pine Meadows/            337,851            3.27%           4,900,176    $14.50
                               Two Century Center/Commerce Point
Ernst & Young, LLP           National City Center/IBM Plaza              184,156            2.86%           4,297,284    $23.34

Jones Day Reavis & Pogue     77 W. Wacker Dr.                            118,112            2.75%           4,119,002    $34.87

IBM Corporation              IBM Plaza/Continental Towers/               332,999            2.23%           3,348,232    $10.05
                               Narco River Business Center
Accenture                    180 N. LaSalle St.                          171,887            1.89%           2,836,136    $16.50
                                                                         -------            -----       --------------
                                                                        3,204,461           39.51%       $ 59,280,633    $18.50
                                                                        =========           ======      ==============



                                      [BAR CHART APPEARS HERE]

                                Arthur Adnersen, LLP            $9,848,828
                                R.R. Donnelley & Sons Co.       $8,070,820
                                National City Bank              $7,850,356
                                Jenner & Block                  $7,557,030
                                First Union Securities, Inc.    $6,452,769
                                Motorola, Inc.                  $4,900,176
                                Ernst & Young, LLP              $4,297,284
                                Jones Day Reavis & Pogue        $4,119,002
                                IBM Corporation                 $3,348,232
                                Accenture                       $2,836,136

Largest Office Tenants by Square Footage
September 30, 2001


                                                                      Total
                                                                      Square                    2001
                                                                     Footage   % of Total    Annualized     Annualized
            Tenant                          Building                 Occupied   Portfolio    Base Rent    Base Rent PSF
            ------                          --------                --------    ---------    ---------    -------------

Arthur Andersen, LLP           33 W. Monroe St./IBM Plaza             678,735     5.36%      $9,848,828       $14.51

National City Bank             National City Center                   559,895     4.42%       7,850,356       $14.02

Jenner & Block                 IBM Plaza                              338,032     2.67%       7,557,030       $22.36

Motorola, Inc.                 Continental Towers/Pine Meadows/       337,851     2.67%       4,900,176       $14.50
                                 Two Century Center/Commerce Point

IBM Corporation                IBM Plaza/Continental Towers/          332,999     2.63%       3,348,232       $10.05
                                 Narco River Business Center
ABN AMRO Capital Markets       208 S. LaSalle St.                     255,764     2.02%       2,530,155        $9.88

R.R. Donnelley & Sons Co.      77 West Wacker Dr.                     241,569     1.91%       8,070,820       $33.41

First Union Securities, Inc.   77 West Wacker Dr.                     241,225     1.90%       6,452,769       $26.75

Ernst & Young, LLP             National City Center/IBM Plaza         184,156     1.45%       4,297,284       $23.34

Accenture                      180 North LaSalle St.                  171,887     1.36%       2,836,136       $16.50
                                                                   ----------     -----     -----------
                                                                    3,342,113    26.39%     $57,691,786       $17.26
                                                                   ==========    ======     ===========



                            [BAR CHART APPEARS HERE]



                         Arthur Adnersen, LLP            678,735
                         National City Bank              559,895
                         Jenner & Block                  338,032
                         Motorola, Inc.                  337,851
                         IBM Corporation                 332,999
                         ABN AMRO Capital Markets        255,764
                         R.R. Donnelley & Sons Co.       241,569
                         First Union Securities, Inc.    241,225
                         Ernst & Young, LLP              184,156
                         Accenture                       171,887

Largest Industrial Tenants by Annualized Base Rent
September 30, 2001



                                                                                                            2001
                                                                           Total Square     % of Total    Annualized    Annualized
Tenant                                             Building              Footage Occupied    Portfolio    Base Rent    Base Rent PSF
------                                             --------              ----------------    ---------    ---------    -------------

StrandTek, Inc.                       Enterprise Center VIII, IX, X           285,857           0.59%      $ 886,530       $3.10
                                      East Chicago Enterprise Center

Dynamic Manufacturing Company         4160-4190 Madison/4300 Madison/
                                        4211 Madison                          184,191           0.54%        804,677       $4.37


Co-Steel Lasco, Inc.                  Enterprise Center VII                   385,345           0.52%        779,656       $2.02

Semblex Corporation                   388 Carol Lane/370 Carol Lane/
                                        342-346 Carol Lane                    143,917           0.49%        731,815       $5.08

A.M. Castle & Co.                     Enterprise Center V/Hammond
                                        Enterprise Center                     252,595           0.40%        603,702       $2.39

BWD Automotives                       11045 Gage Avenue                       136,600           0.40%        601,040       $4.40

AG Industries, Inc.                   Enterprise Center III                   137,275           0.37%        549,100       $4.00

Amurol Confections Company            1455 Sequoia Drive                      161,000           0.35%        523,251       $3.25

Williams Steel & Supply               Enterprise Center VIII                  160,340           0.27%        407,921       $2.54

HECO Equipment Management             Enterprise Center VI                    104,182           0.26%        389,693       $3.74
                                                                              -------           -----   ------------
                                                                            1,951,302           4.18%    $ 6,277,385       $3.22
                                                                            =========           =====   ============


                            [BAR CHART APPEARS HERE]

                       StrandTek, Inc.                 $886,530
                       Dynamic Manufacturing Company   $804,677
                       Co-Steel Lasco, Inc.            $779,656
                       Semblex Corporation             $731,815
                       A.M. Castle & Co.               $603,702
                       BWD Automotives                 $601,040
                       AG Industries, Inc.             $549,100
                       Amurol Confections Company      $523,251
                       Williams Steel & Supply         $407,921
                       HECO Equipment Management       $389,693

Largest Industrial Tenants by Square Footage
September 30, 2001


                                                                       Total Square      % of         2001
                                                                          Footage         Total     Annualized       Annualized
Tenant                                       Building                     Occupied     Portfolio     Base Rent     Base Rent PSF
------                                       --------                    --------     ---------     ---------     -------------

Co-Steel Lasco, Inc.              Enterprise Center VII                   385,345        3.08%       $ 779,656        $2.02

StrandTek, Inc.                   Enterprise Center VIII, IX, X           285,857        1.83%         886,530        $3.10
                                  East Chicago Enterprise Center

A.M. Castle & Co.                 Enterprise Center V                     252,595        2.02%         603,702        $2.39
                                  Hammond Enterprise Center

Dynamic Manufacturing             4160-4190 Madison/4300 Madison/
                                    4211 Madison                          184,191        1.47%         804,677        $4.37
  Company

Amurol Confections Company        1455 Sequoia Drive                      161,000        1.29%         523,251        $3.25

Williams Steel & Supply           Enterprise Center VIII                  160,340        1.28%         407,921        $2.54

Semblex Corporation               388 Carol Lane/370 Carol Lane/
                                    342-346 Carol Lane                     43,917        1.15%         731,815        $5.08

AG Industries, Inc.               Enterprise Center III                   137,275        1.10%         549,100        $4.00

BWD Automotives                   11045 Gage Avenue                       136,600        1.09%         601,040        $4.40

HECO Equipment Management         Enterprise Center VI                    104,182        0.82%         389,693        $3.74
                                                                          -------        -----    ------------
                                                                        1,951,302       15.54%     $ 6,277,385        $3.22
                                                                        =========       ======   =============


                            [BAR CHART APPEARS HERE]

                Co-Steel Lasco, Inc.            385,345
                StrandTek, Inc.                 285,857
                A.M. Castle & Co.               252,595
                Dynamic Manufacturing Company   184,191
                Amurol Confections Company      161,100
                Williams Steel & Supply         160,340
                Semblex Corporation             143,917
                AG Industries, Inc.             137,275
                BWD Automotives                 136,600
                HECO Equipment Management       104,182

Tenants by Standard Industrial Classification (SIC)
As of June 30, 2001



SIC Code      Standard Industrial Classification                      Percentage      Square Feet
--------      ----------------------------------                      ----------      -----------
73            Business Services, Advertising, Technology                25.9%           3,083,263
22-39         Manufacturing                                             22.5%           2,671,513
81            Legal Services                                            12.0%           1,427,260
60-61         Depository and Non-Depository Institutions                 7.9%             935,272
48            Communication                                              6.6%             785,683
65            Real Estate                                                4.8%             573,670
20-21         Food and Tobacco                                           3.4%             401,213
62            Securities and Commodity Brokers                           3.2%             383,322
87            Engineering & Management Consulting Services               3.1%             366,022
52-59         Retail Trade                                               1.8%             214,584
91-97         Government                                                 1.4%             165,159
40-47,49      Transportation and Public Utilities                        1.4%             160,905
50-51         Wholesale                                                  1.2%             142,882
80            Health Services                                            1.0%             123,219
83,84,86      Social Services, Museums, Memberships Organizations        1.0%             120,793
63-64         Insurance Carriers, Agents, and Brokers                    0.9%             108,488
82            Educational Services                                       0.6%              74,995
72            Personal Services                                          0.5%              60,975
15-17         Construction                                               0.4%              50,212
78,79         Motion Pictures, Amusement and Recreation                  0.3%              33,988
12-13         Oil, Gas, and Coal                                         0.1%               6,639
8             Forestry                                                   0.0%                  -
Various       Other                                                      0.0%                  -
                                                                         ----                  -

              Total                                                     100.0%         11,890,057




                            [BAR CHART APPEARS HERE]

Business Services, Advertising, Technology              25.9%
Manufacturing                                           22.5%
Legal Services                                          12.0%
Depository and Non-Depository Institutions               7.9%
Communication                                            6.6%
Real Estate                                              4.8%
Food and Tobacco                                         3.4%
Securities and Commodity Brokers                         3.2%
Engineering & Mgmt Consulting                            3.0%
Retail  Trade                                            1.8%
Government                                               1.4%
Transportation                                           1.4%
Wholesale                                                1.2%
Health Services                                          1.0%
Social Services                                          1.0%
Insurance                                                1.0%
Education                                                1.0%
Personal Services                                        0.5%
Construction                                             0.4%
Motion Pictures, Recreation                              0.3%
Oil, Gas, and Coal                                       0.1%

                      [LOGO FOR PRIME GROUP REALTY TRUST]



                         INVESTOR RELATIONS INFORMATION

Inquiries:

Prime Group Realty Trust ( NYSE: PGE ) welcomes any questions or comments from shareholders, analysts, investment managers, media or prospective investors.

Please address all inquiries to our Investor Relations Department:

Melissa J. Williams
Investor Relations Representative
Prime Group Realty Trust
77 West Wacker Drive
Suite 3900
Chicago, Illinois 60601

Phone:           312.917.1300
Facsimile:       312.917.1597
E-mail:          mwilliams@pgrt.com
Website:         www.pgrt.com

Independent Public Accountants:
Ernst & Young LLP
Chicago, Illinois

Transfer Agent Services:
LaSalle National Bank
800-246-5761

Research Coverage:
Friedman, Billings, Ramsey & Co.            Merrill Ross            703.312.9769
Legg Mason Wood Walker, Inc.                David M. Fick           410.454.5018
                                            Kenneth S. Weinberg     410.454.5175
Sidoti & Company, LLC                       Barbara R. Huber        212.453.7020

Stock Exchange Listing:
New York Stock Exchange
Common Shares Symbol: PGE
Preferred Shares Symbol: PGE pb

Our Supplemental Financial Package is available via e-mail. If you would like to receive this document electronically, please send your e-mail address to: mwilliams@pgrt.com
             ------------------